UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2012

ALLIANCE BANKSHARES CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	000-49976	46-0488111
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14200 Park Meadow Drive #200

Chantilly, Virginia 20151

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (703) 814-7200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On May 3, 2012, Alliance Bankshares Corporation (the “Company”) announced its entry into a merger agreement (the “Merger Agreement”) among the Company, the Company’s wholly owned subsidiary, Alliance Bank Corporation, and WashingtonFirst Bankshares, Inc. (“WFBI”), providing for the merger of the Company with and into WFBI, with WFBI as the surviving company (the “Merger”). The Company and WFBI issued a press release in connection with the announcement, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Additional Information and Where to Find It

In connection with the Merger, WFBI will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that will include a proxy statement of the Company and a proxy statement and prospectus of WFBI, as well as other relevant documents concerning the proposed transaction. Shareholders are urged to read the registration statement and the joint proxy statement/prospectus regarding the Merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about the Company and WFBI at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from the Company by accessing the Company’s website at www.alliancebankva.com under the tab “Investor Relations” and then under the heading “Documents/SEC Filings.” You will also be able to obtain these documents, free of charge, from WFBI’s website at www.wfbi.com under the tab “About the Bank” and then under the heading “Investor Relations.”

WFBI, the Company and their respective directors, executive officers, and certain other members of management and employees of WFBI, the Company and their respective subsidiaries may be deemed to be participants in the solicitation of proxies from shareholders of the Company in connection with the Merger. Information about the directors and executive officers of WFBI is set forth in WFBI’s proxy statement dated March 15, 2012 available on WFBI’s website at www.wfbi.com under the tab “About the Bank” and then under the heading “Investor Relations”. Information about the directors and executive officers of the Company is set forth in an amendment on Form 10-K/A to Alliance’s Annual Report on Form 10-K filed with the SEC on April 30, 2012. Additional information regarding the interests of such participants will be included in the joint proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release, dated May 3, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alliance Bankshares Corporation
(Registrant)

By:	/s/ William E. Doyle, Jr.
William E. Doyle, Jr. President and Chief Executive Officer

Date: May 4, 2012

INDEX OF EXHIBITS

Exhibit No.	Description

Exhibit 99.1	Press Release, dated May 3, 2012.